UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 August 1, 2007

                         CHINA ORGANIC AGRICULTURE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                                     -------
                 (State or Other Jurisdiction of Incorporation)

             333-129355                                   20-3505071

      (Commission File Number)                 (IRS Employer Identification No.)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                    Songyuan City, Jilin Province, P.R. China
               (Address of Principal Executive Offices) (Zip Code)

                                  310-441-9777
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Director.

      On August 1, 2007, China Organic Agriculture, Inc (the "Registrant") elected Jingyong Ma to its Board of Directors. Mr. Ma has served as an agricultural consultant to the Registrant since 2005, and he will continue in this role following his appointment. His experience, as described more fully within the press release attached hereto, includes extensive advisory and consulting work. A copy of the Registrant's August 2, 2007 press release announcing the appointment is attached to this report as Exhibit 99.1 and incorporated herein by reference.

      There are no arrangements or understandings between Mr. Ma and any other persons pursuant to which Mr. Ma was appointed a director of the Registrant. There are no transactions in which Mr. Ma has an interest requiring disclosure under Item 404(a) of Regulation S-B.


Item 9.01. Exhibits.

99.1 Press Release titled "China Organic Announces Appointment of Preeminent Grain Cultivation Specialist Jingyong Ma as an Independent Director".

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 2, 2007                  CHINA ORGANIC AGRICULTURE, INC.


                                      By: /s/ Jian Lin
                                          --------------------------------------
                                      Name: Jian Lin
                                      Title: Chief Executive Officer